UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 21, 2005

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane, Dallas, TX	75247

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 647 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 8.01	Other Events

On April 21, 2005, Registrant issued a Press Release announcing the expansion of the Company’s California Cement Plant. The Press Release is attached as Exhibit 99.1

Item No. 9.01	Exhibits

TXI ANNOUNCES CALIFORNIA CEMENT PLANT EXPANSION

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

Date: April 21, 2005
	By:	/s/FREDERICK G. ANDERSON

Vice President and General Counsel